UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________

FORM 8-K

______________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 29, 2008

______________

SURFECT HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

______________

Delaware	000-53422	88-0513176
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

1800 West Broadway Road, Tempe, Arizona, 85282

(Address of Principal Executive Office) (Zip Code)

(480) 968-2897

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 29, 2008, Surfect Holdings, Inc. appointed Anthony J. LaSpina as interim Chief Financial Officer.  Since October 2007, Mr. LaSpina has been an executive consultant for Mesa Air Group.  From March 2003 through October 2007, Mr. LaSpina was the President and Managing Director at South Coast Management Consulting LLC.  Mr. LaSpina is providing his services as a contractor on a part-time basis.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

SURFECT HOLDINGS, INC.

By:	/s/ STEVEN ANDERSON
Steven Anderson Chief Executive Officer

Date:  November 4, 2008

G:\Surfect\SEC Documents\8-K\Laspina Appointment.doc